                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                   ----------


         Date of Report (Date of earliest event reported): NOVEMBER 8, 1999



                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



  MASSACHUSETTS                 0-23150                  04-2987600
  -------------                 -------                  ----------
  (State or other             (Commission               (IRS Employer
  jurisdiction of             File Number)             Identification No.)
  incorporation)


  32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
  ---------------------------------------------------------------
  (Address of principal executive offices)             (Zip Code)


  Registrant's telephone number, including area code: (978) 777-4247
                                                      ---------------



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ITEM 5.   OTHER EVENTS.

          On November 8, 1999, the Registrant publicly disseminated a press release announcing its plans to develop the next-generation Ibis 2000 oxygen implanter. The proprietary Ibis 2000 will support the volume production of high quality SIMOX-SOI (Separation by IMplantation of OXygen/Silicon-On-Insulator) 200 mm and 300 mm wafers for the global semiconductor industry. The design and development effort for the Ibis 2000 has commenced and it is expected to be ready for shipping in the first quarter of 2002. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

99.1     The Registrant's Press Release dated November 8, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IBIS TECHNOLOGY CORPORATION
                                    --------------------------------------------
                                    (Registrant)



Date: November 10, 1999             /s/ Debra L. Nelson
                                    --------------------------------------------
                                    Debra L. Nelson, Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit                                                         Sequential
Number             Description                                  Page Number
------             -----------                                  -----------
99.1               The Registrant's Press Release                       5
                   dated November 8, 1999







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